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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 3, 1999

                                 HOLOGIC, INC.
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            (Exact Name Of Registrant As Specified In Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

              0-18281                                   04-2902449
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      (Commission File Number)             (I.R.S. Employer Identification No.)


    35 Crosby Drive, Bedford, MA                          01730
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(Address of Principal Executive Offices)               (Zip Code)

                                (781) 999-7300
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.          ACQUISITION
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     On June 3, 1999, pursuant to a securities purchase agreement dated April
28, 1999, as amended, between the Registrant, Sterling Diagnostic Imaging, Inc., a Delaware corporation ("SDI") and SDI Investments, L.L.C., a Delaware limited liability company ("SDI Investments") (the "Securities Purchase Agreement"), the Registrant purchased 100% of the issued and outstanding shares of capital stock of DRC Holding Corp., the parent company of Direct Radiography Corp., a Delaware corporation ("DRC"), a manufacturer of digital X-ray systems for medical imaging and non-destructive testing applications. On June 3, 1999, pursuant to a Contract of Sale between Glasgow Land Company ("Contract of Sale"), the Registrant also purchased from Glasgow Land Company, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of SDI Investments, the land
and buildings in Glasgow, Delaware at which DRC conducts its business.   The
Registrant intends to continue to conduct the business operations of DRC as conducted prior to the acquisition. The aggregate purchase price for the stock of DRC Holding and for the real estate and buildings was approximately $20,000,000, of which approximately $7,000,000 was paid in cash and of which approximately $13,000,000 was paid by delivery of 1,857,142 shares of the Registrant's Common Stock, par value $.01 per share (the "Purchase Price"). The cash portion of the Purchase Price was paid out of working capital. Immediately following the acquisition, SDI Investments transferred 473,571 shares to E. I. Du Pont de Nemours and Company ("Dupont") and assigned to Dupont certain of its rights under the Securities Purchase Agreement.

     Pursuant to the Securities Purchase Agreement, the Registrant granted certain registration rights to SDI, Glasgow and Dupont. The Registrant is obligated to file a Registration Statement under the Securities Act of 1933 on Form S-3 (or any successor short form registration involving a similar amount of disclosure) to register for resale shares of Common Stock issued by the Registrant in connection with the acquisitions.

     The terms of the stock purchase are more fully described in the Securities Purchase Agreement and the terms of the real estate purchase are more fully described in the Contract of Sale. The terms of this transaction and the consideration received by SDI and its affiliated entities were as a result of arm's length negotiations between representatives of SDI, SDI Investments, Glasgow and the Registrant.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS
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          (a)  FINANCIAL STATEMENTS.
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          The required financial statements relating to SDI and its affiliates are not included in this Report. The Registrant plans to file any required financial statements within 60 days from the date of this Report.

          (b)  EXHIBIT.
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               1.   Securities Purchase Agreement dated April 28, 1999, as
                    amended on June 3, 1999 by and between the Registrant, Sterling Diagnostic Imaging, Inc. and SDI Investments, L.L.C.

               2. Contract of Sale dated April 28, 1999, as amended on June 3, 1999, by and between Glasgow Land Company, L.L.C. and the Registrant.



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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 1999         HOLOGIC, INC.



                              By: /s/ Glenn P. Muir
                                  ------------------------
                                  Glenn P. Muir,
                                  Chief Financial
                                  Officer

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